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                                                                EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-43158, No. 33-79038, No. 333-37467 and No.
333-09483) of General Automation, Inc. of our report dated December 9, 1996 appearing on page F-1 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page F-29 of this Form 10-K.


Price Waterhouse, LLP

Costa Mesa, California
January 9, 1998